Exhibit 99.2

Notice of Guaranteed Delivery for
Tender of All Outstanding
9 7/8% senior subordinated notes due 2011
of
InSight Health Services Corp.
in exchange for shares of common stock
of
InSight Health Services Holdings Corp.

Registered holders of the outstanding Senior Subordinated Notes (as defined in the Letter of Transmittal and Consent) of InSight Health Services Corp. who wish to tender their Senior Subordinated Notes in exchange for shares of common stock of InSight Health Services Holdings Corp. (the “Company”) and whose Senior Subordinated Notes are not immediately available or who cannot deliver their Senior Subordinated Notes and Letter of Transmittal and Consent (and any other documents required by the Letter of Transmittal and Consent) to U.S. Bank Trust National Association (the “Exchange Agent”) prior to the Tender Expiration Date (as defined in the Letter of Transmittal and Consent), may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See “The Exchange Offer and Consent Solicitation — Procedures for Tendering Your Senior Subordinated Notes, and Delivering Your Consent to the Proposed Amendments” in the Prospectus and Solicitation Statement.

The Exchange Agent for the Exchange Offer is:

U.S. Bank Trust National Association

By Registered or Certified Mail, By Hand or Overnight Delivery: 60 Livingston Avenue St. Paul, Minnesota 55107 Attention: Specialized Finance	By Facsimile Transmission: (651) 495-8158	To Confirm By Telephone or For Information Call: (800) 934-6802

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL AND CONSENT IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (AS DEFINED IN THE LETTER TRANSMITTAL AND CONSENT), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL AND CONSENT FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

The undersigned hereby tenders the principal amount of Senior Subordinated Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus and Solicitation Statement dated          , 2007 (the “Prospectus and Solicitation Statement”) of InSight Health Services Holdings Corp., receipt of which is hereby acknowledged.

DESCRIPTION OF SENIOR SUBORDINATED NOTES TENDERED
	NAME AND	CERTIFICATE
	ADDRESS	NUMBER(S) OF
	OF REGISTERED	SENIOR
	HOLDER AS IT	SUBORDINATED
	APPEARS ON THE	NOTES	PRINCIPAL
	SENIOR	TENDERED (OR	AMOUNT OF
	SUBORDINATED	ACCOUNT NUMBER	SENIOR
	NOTES	AT BOOK-ENTRY	SUBORDINATED
NAME OF TENDERING HOLDER	(PLEASE PRINT)	FACILITY)	NOTES TENDERED

SIGN HERE

Name of Registered or Acting Holder:

Signature(s)

Name(s) (please print)

Address

Daytime Area Code and Telephone No.

Date

If Senior Subordinated Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:

Date:

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THE FOLLOWING GUARANTEE MUST BE COMPLETED

GUARANTEE OF DELIVERY
(NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Senior Subordinated Notes (or a confirmation of book-entry transfer of such Senior Subordinated Notes into the Exchange Agent’s account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal and Consent (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal and Consent within three New York Stock Exchange trading days after the Tender Expiration Date.

Name of Firm:_ _
(Authorized signature)
Address:_ _	Title:_ _

Name:_ _
(Zip Code)	(Please type or print)

Area Code and Telephone No.:

Date:_ _

NOTE:	DO NOT SEND SENIOR SUBORDINATED NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. SENIOR SUBORDINATED NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL AND CONSENT.

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